BRISTOL-MYERS SQUIBB COMPANY
              2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     1.Purpose:

     The purpose of the Bristol-Myers Squibb Company 2000 Non-Employee Directors' Stock Option Plan ("the Plan") is to secure for Bristol-Myers Squibb Company ("the Company") and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors ("the Board") of the Company who are Eligible Directors as defined in the Plan.

     2.Administration:

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.

     3.Amount of Stock:

     The stock which may be issued and sold under the Plan will be the Common Stock (par value $.10 per share) of the Company, of a total number not exceeding 750,000 shares, subject to adjustment as provided in Paragraph 6 below. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

     4.Eligible Directors:

     The members of the Board who are eligible to participate in the Plan are persons who serve as directors of the Company after the effective date of the Plan and:

     (a)    who are not current or former employees of the Company and

     (b) who are not and, in the past, have not been eligible to receive Options on Company stock by participation as an employee in another plan sponsored by the Company or under a contractual arrangement with the Company.

     5.  Terms and Conditions of Options:

     Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

     (a) The Option exercise price shall be the fair market value of the Common Stock shares subject to such Option on the date the Option is granted, which shall be the average of the high and the low sales prices of a Common Stock share on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading.


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     (b)      Each  year,  as  of  the  date  of  the  Annual  Meeting   of
       Stockholders of the Company, each Eligible Director who has been elected or reelected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive an Option Award. The number of shares to be covered by an individual award may not exceed 5,000 shares, with such limit subject to the provisions of Section 6.

     (c) No Option granted under the Plan shall be transferable by the optionee other than by will or by the laws of descent and distribution, and such Option shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Board may set forth in a Stock Option Agreement, at
       the   time  of  grant  or  thereafter,  that  the  Options  may   be
       transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family means the optionee's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of Options made under this provision will not be effective until notice of such transfer is delivered to the Company.

     (d)  No Option or any part of an Option shall be exercisable:

      (i) before the Eligible Director has served one term-year as a member of the Board since the date the Option was granted (as used herein, the term "term-year" means that period from one Annual Meeting to the subsequent Annual Meeting),

      (ii) after the expiration of ten years from the date the Option was granted,

      (iii)unless, written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made

          (A)  in United States dollars by certified check, or bank draft, or

          (B) by tendering to the Company Common Stock shares owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the average of the high and low sales prices of a Common Stock share on the date of exercise as reported on the New York Stock Exchange Composite Transactions Tape or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading, or

          (C)by a combination of United States dollars and Common Stock shares as aforesaid; and

       (iv) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, an Eligible Director of the Company, except that

          (A)if such a person shall cease to be such an Eligible Director for reasons other than retirement or death, while holding an Option that has not expired and has not been fully exercised, such person, at any time within one year after the date he ceases to be such an Eligible Director (but in no event after the Option has expired under the provisions of subparagraph 5(d) (ii) above), may exercise the Option with respect to any Common Stock shares as to which such person has not exercised the Option on the date the person ceased to be such an Eligible Director; or

          (B)if such person shall cease to be such an Eligible Director by reason of retirement or death while holding an Option that has not expired and has not been fully exercised, such person, or in the case of death, the executors, administrators or distributees, as the case may be, may at any time following the date of retirement or death but in no event after the expiration of the Option period set for in the Stock Option Agreement, exercise the Option with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such an Eligible Director, notwithstanding the provisions of subparagraph 5(e) below.

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

          (C) if any person who has ceased to be such an Eligible Director for reasons other than death, shall die holding an Option that has not been fully exercised, such person's executors, administrators, heirs or distributees, as the case may be, may, at any time within the greater of
             (1) one year after the date of death or
             (2) the remainder for the period in
             which such person could have exercised the Option had the person not died, (but in no event under either (1) or (2) after the Option has expired under the provisions of subparagraph 5(d) (ii) above), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of death.

             In the event any Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

     (e) Subject to subparagraph 5(d) (i) above, one-quarter (25%) of the total number of shares of Common Stock covered by the Option shall become exercisable beginning on the earlier of (a) the first anniversary date of the grant of the Option or (b) the completion of one term-year following the grant of the Option; thereafter an additional one-quarter (25%) of the shares shall become exercisable annually on the earlier of (a) the anniversary date of the grant of the Option or (b) the completion of an additional term-year of service as a member of the Board.

     (f) Notwithstanding anything to the contrary herein,if an Option has been transferred in accordance with Section 5(c), the Option shall be exercisable solely by the transferee. The Option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee's estate would have been entitled to exercise it if the optionee had not transferred the Option. In the event of the death of the transferee prior to the expiration of the right to exercise the Option, the Option shall be exercisable by the executors,administrators, legatees and distributees of the transferee's estate, as the case may be for a period of one year following the date of the transferee's death but in no event be exercisable after the expiration of the Option period set forth in the Stock Option Agreement. The Option shall be subject to such other rules as the Board shall determine.

     6.Adjustment in the Event of Change in Stock:

     In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and kind of shares available under the Plan, and the number, kind and price of shares subject to outstanding Options shall be appropriately adjusted by the Board, whose determination shall be conclusive.

     7.Miscellaneous Provisions:

     (a) Except as expressly provided for in the Plan, no Eligible Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company.

     (b) Except as provided for under Section 5(c), an optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an optionee's death, by will or the laws of descent and distribution), including, but not by way of limitations, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

    (c) No Common Stock shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

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    (d)  It shall be a condition to the obligation of the Company to issue
      Common Stock shares upon exercise of an Option, that the optionee (or any beneficiary or person entitled to act under subparagraph 5(d) (iv) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal,state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Stock shares.

     (e)  The expenses of the Plan shall be borne by the Company.

     (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

     (g) By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

     8.Amendment or Discontinuance:

     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to amendments necessary to qualify for any exemption or to comply with applicable law or regulations provided, however, that except as provided in Paragraph 6 above, the Board may not, without further approval by the shareholders of the Company in accordance with Paragraph 10 below, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, increase the number of shares subject to an Option, reduce the minimum Option exercise price described in subparagraph 5(a) above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any optionee with respect to any Option theretofore granted without such optionee's written consent.

     9.   Termination:

     This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or

     (b)ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 10 below.

    10.Effective Date of Plan:

    The Plan shall become effective as of May 2, 2000 or such later date as the Board may determine, provided that the Company's stockholders shall have adopted the Plan at the Company's 2000 Annual Meeting of Stockholders.

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